Related party transactions - Summary of transactions and balances during the year with key management personnel (Details) - Key management personnel of entity or parent - GBP (£) £ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disclosure of transactions between related parties [line items]
Advances and credits	£ 0	£ 0
Deposits	27,000	21,000
Advances and credits, highest amount during the year	0	0
Deposits, highest amount during the year	£ 83,000	£ 32,000